Exhibit 10.1

AMENDMENT NO. 6 TO CREDIT AGREEMENT

THIS AMENDMENT NO. 6 TO CREDIT AGREEMENT (“Amendment No. 6”) is dated as of April 19, 2005 and is made by and among UNITED REFINING COMPANY, a Pennsylvania corporation (“United Refining”), UNITED REFINING COMPANY OF PENNSYLVANIA, a Pennsylvania corporation (“United Refining of PA”), KIANTONE PIPELINE CORPORATION, a New York corporation (“Kiantone”), COUNTRY FAIR, INC., a Pennsylvania corporation (“Country Fair”), KWIK-FILL CORPORATION (“Guarantor”), the Banks party to the Credit Agreement (defined below) and PNC BANK, NATIONAL ASSOCIATION (“PNC”), as Agent (“Agent”).

WITNESSETH:

WHEREAS, United Refining, United Refining of PA, Kiantone and Country Fair as Borrowers (collectively, the “Borrowers”), Guarantor, PNC and the Banks (as defined in the Credit Agreement, the “Banks”) are party to that certain Amended and Restated Credit Agreement dated as of July 12, 2002, as amended by that Amendment No. 1 to Credit Agreement dated as of November 27, 2002, as amended by that Limited Waiver and Amendment No. 2 dated as of February 19, 2003, as amended by that Limited Waiver and Amendment No. 3 dated as of March 24, 2003, as amended by that Amendment No. 4 dated as of January 27, 2004, and as amended by that Amendment No. 5 dated as of August 6, 2004 (as amended, restated, supplemented or modified, the “Credit Agreement”);

WHEREAS, capitalized terms used herein shall have the meanings given to them in the Credit Agreement;

WHEREAS, Borrowers desire to increase the aggregate amount of Commitments under the Credit Agreement by up to $25,000,000 and to make other corresponding amendments to the Credit Agreement;

WHEREAS, Borrowers have requested that the Banks amend the definition of Borrowing Base to increase the inventory sublimit;

WHEREAS, the Banks are willing to amend the Credit Agreement to provide for such increase in Commitments and increase in the inventory sublimit in the Borrowing Base, all subject to the terms and conditions hereof;

WHEREAS, the Loan Parties and the Banks desire to amend the Credit Agreement to make certain other modifications as more fully set forth herein.

NOW, THEREFORE, the parties hereto and in consideration of their mutual covenants and agreements hereinafter set forth and intending to be legally bound hereby, covenant and agree as follows:

Definitions.

A. Amendment of Existing Definitions. The following definitions in Section 1.1 of the Credit Agreement are hereby amended and restated as follows:

“Borrowing Base shall mean:

(1) at any time prior to the Retail Assets Perfection Period or after the Retail Assets Perfection Period has terminated, the sum of

(i) one hundred percent (100%) of cash held in the Cash Collateral Account, plus

(ii) eighty-five percent (85%) of (A) Qualified Accounts (excluding any Accounts arising from retail stores) and (B) Qualified Accounts consisting of Accounts arising from retail stores), plus

(iii) the lesser of the amount in (A) or the amount in (B) below:

(A) the sum of:

(x) seventy percent (70%) of Qualified Inventory (excluding any Inventory at retail stores (which is not Retail Store Inventory) and excluding Retail Store Inventory and excluding Qualified Enbridge Pipeline Inventory), plus

(y) sixty percent (60%) of Qualified Enbridge Pipeline Inventory, OR

(B) $70,000,000.

(2) at any time during the Retail Assets Perfection Period, the sum of

(i) one hundred percent (100%) of cash held in the Cash Collateral Account, plus

(ii) eighty-five percent (85%) of (A) Qualified Accounts (excluding any Account arising from retail stores) and (B) Qualified Accounts consisting of Accounts arising from retail stores (collectively, the “Accounts Portion”), plus

(iii) the lesser of the amount in (A) or the amount in (B) below:

(A) the sum of:

(x) seventy percent (70%) of Qualified Inventory (excluding Retail Store Inventory and excluding Qualified Enbridge Pipeline Inventory), plus

(y) sixty percent (60%) of Qualified Enbridge Pipeline Inventory, plus

(z) the lesser of (1) eighty-five percent (85%) of the Appraised Value of Qualified Inventory which is Retail Store Inventory, or (2) seventy percent (70%) of the cost of such Retail Store Inventory, OR

(B) $70,000,000.”

B. New Definitions. The following new definition is hereby inserted into Section 1.1 in alphabetical order as follows:

“Amendment No. 6 Effective Date shall mean the date on which all of the conditions precedent to the effectiveness of Amendment No. 6 have been satisfied.”

Amendment to Credit Agreement - Increase in Revolving Credit Commitments.

The Borrowers and the Banks hereby agree that on the Amendment No. 6 Effective Date, the Revolving Credit Commitments under the Credit Agreement shall be increased in the aggregate amount of $25,000,000 (the “Commitments Increase”) so that the total amount of the Revolving Credit Commitments after giving effect to such increase shall not exceed $100,000,000, subject to the following terms and conditions:

(a) Reallocation of Loans.

In connection with the increase in Commitments, evidenced by the revised Schedule 1.1(B), the Agent shall reallocate the outstanding Loans among the Banks, subject to the Borrowers’ obligation under Section 4.6.2 [Indemnity] of the Credit Agreement on the Amendment No. 6 Effective Date. The Banks shall (i) participate in new Loans, and (ii) participate in all outstanding and new Letters of Credit and make Participation Advances for Letters of Credit, on and after the Amendment No. 6 Effective Date ratably according to their Revolving Credit Commitments as modified on such date.

(b) Commitment Fees.

It is acknowledged that the amount of the Commitment Fees shall be computed on the amount of the Revolving Credit Commitments as increased pursuant to this Section 2.

Amendment to Commitments of Banks Schedule.

Schedule 1.1(B) of the Credit Agreement [Commitments of Banks and Addresses for Notices] is hereby amended and restated in its entirety as set forth on the schedule titled as Schedule 1.1(B) attached hereto.

Amendment to Revolving Credit Notes.

Each Bank’s Revolving Credit Note is hereby amended and restated in its entirety to reflect the amount of such Banks Commitment as increased hereby as such Revolving Credit Notes are set forth on the attachment hereto and the Borrowers shall execute and deliver to each Bank a new Revolving Credit Note in favor of each Bank reflecting such Bank’s increased Commitment prior to the Amendment No. 6 Effective Date.

Amendment of Section 4.5 of the Credit Agreement.

Section 4.5 of the Credit Agreement is amended and restated in its entirety to read as follows:

“4.5 Reduction of Commitment.

The Borrowers shall have the right at any time after the ninetieth (90th) day following the Amendment No. 6 Effective Date and from time to time thereafter upon fifteen (15) days’ irrevocable prior written notice to Agent to permanently and ratably reduce, in whole multiples of $5,000,000 of principal up to a maximum aggregate reduction of $25,000,000, the Commitments without penalty or premium, except as hereinafter set forth, provided that any such reduction shall be accompanied by prepayment of the Revolving Credit Notes (together with cash collateralization, if necessary, of the Letters of Credit), together with the full amount of interest accrued on the principal sum to be prepaid (and all amounts referred to in Section 4.6 [Additional Compensation in Certain Circumstances]), to the extent that the aggregate amount thereof then outstanding exceeds the Commitments as so reduced. From the effective date of any such reduction or termination, the obligations of Borrowers to pay the Commitment Fee shall correspondingly be reduced.”

Amendment of Section 4.6.2 [Indemnity] of the Credit Agreement.

Subsection (ii) of Section 4.6.2 [Indemnity] of the Credit Agreement is hereby amended and restated as follows:

“(ii) attempt by any Borrower to revoke (expressly, by later inconsistent notices or otherwise) in whole or part any Loan Requests under Section 2.4 [Revolving Credit Loan Requests] or Section 3.2 [Interest Periods] or notice relating to prepayments under Section 4.4 [Voluntary Prepayments] or notice relating to Commitment reductions under Section 4.5 [Reduction of Commitment], or”

Amendment of Borrowing Base Certificate. Exhibit 7.3.4 to the Credit Agreement is hereby amended and restated in its entirety to read as set forth on Exhibit 7.3.4 hereto.

Representations and Warranties; No Defaults; No Material Adverse Change.

The Loan Parties hereby represent and warrant that the representations and warranties of the Loan Parties contained in Article V of the Credit Agreement are true and accurate on the Amendment No. 6 Effective Date with the same effect as though such representations and warranties had been made on and as of such date (except representations and warranties which relate solely to an earlier date or time, which representations and warranties shall be true and correct on and as of the specific dates or times referred to therein), and the Loan Parties have performed and complied with all covenants and conditions under the Loan Documents and hereof; no Event of Default or Potential Default under the Credit Agreement and the other Loan Documents has occurred and be continuing or exists.

Conditions to Effectiveness.

This Amendment No. 6 shall be effective on the date on which each of the following conditions have been satisfied:

(i) Organization, Authorization and Incumbency. There shall have been delivered to the Agent for the benefit of each Bank a certificate dated as of the date hereof and signed by the Secretary or an Assistant Secretary of each of the Loan Parties certifying as appropriate to: (a) all corporate action taken by each Loan Party in connection with this Amendment No. 6 together with a copy of the resolutions of each Loan Party evidencing same; (b) the names of the officer or officers authorized to sign this Amendment No. 6 and the true signatures of such officer or officers and specifying the officers authorized to act on behalf of each Loan Party for purposes of this Amendment No. 6 and the true signatures of such officers, on which the Agent and each Bank may conclusively rely; and (c) a certificate from the Secretary or Assistant Secretary stating that each Loan Party’s organizational documents, including its certificate or articles of incorporation and bylaws have not changed since the Closing Date and are in effect on the date hereof as on the Closing Date together with certificates of the appropriate state officials as to the continued existence and good standing of each Loan Party in each state where organized or qualified to do business;

(ii) Execution and Delivery. This Amendment No. 6 shall have been executed by each of the Banks, the Agent the Borrowers and the Guarantor and delivered to the Agent;

(iii) Opinion of Counsel. There shall be delivered to the Agent for the benefit of each Bank a written opinion dated the Amendment No. 6 Effective Date of general counsel to the Borrowers in form and substance satisfactory to the Agent;

(iv) Litigation. On the date hereof and on Amendment No. 6 Effective Date no action, proceeding, investigation, regulation or legislation shall have been instituted, threatened or proposed before any court, governmental agency or legislative body to enjoin, restrain or prohibit, or to obtain damages in respect of, the Credit Agreement, the Loan Documents, the Indenture, the Senior Unsecured Notes or the consummation of the transactions contemplated by any of the foregoing, or which, in Agent’s reasonable discretion, could result in a Material Adverse Change;

(v) Consents. To the extent any consent, approval, order, or authorization or registration, declaration, or filing with any governmental authority or other person or legal entity is required in connection with the valid execution and delivery of this Amendment No. 6 or the carrying out or performance of any of the transactions contemplated thereby, all such consents, approvals, orders or authorizations shall have been obtained or all such registrations, declarations, or filings shall have been accomplished prior to the consummation of this Amendment No. 6;

(vi) Notes. The Borrowers shall have executed and delivered to each of the Banks a Revolving Credit Note, reflecting the amount of each Bank’s Revolving Credit Commitment; and

(vii) Fees and Expenses. The Borrowers shall have paid or cause to be paid (i) all fees and expenses required to be paid on or before the amendment No. 6 Effective Date pursuant to the Agent’s Letter among the Borrowers and the Agent and (ii) all other costs and expenses accrued through the Amendment No. 6 Effective Date including, without limitation, reasonable fees of Agent’s Counsel in connection with this Amendment No. 6.

Force and Effect.

Except as otherwise expressly modified by this Amendment, the Credit Agreement is hereby ratified and confirmed and shall remain in full force and effect after the date hereof. Each Loan Party hereby acknowledges that the Guaranty, the Intercompany Subordination Agreement, and the

Security Agreement, (i) continue in full force and effect, and (ii) relate to the obligations of each Loan Party under the Credit Agreement and the other Loan Documents. Each Loan Party further (a) acknowledges that the Obligations of the Loan Parties under the Credit Agreement are Guarantied Obligations under the Guaranty, Debt under the Security Agreement, Senior Debt under the Intercompany Subordination Agreement, and (b) confirms its obligations under each of the foregoing Loan Documents. The guaranties, security interests, pledges, covenants and agreements set forth in the Loan Documents are hereby made and granted to secure the obligations under the Credit Agreement as if the same were made, or granted on the date hereof; and, each Loan Party hereby agrees that from the date hereof and so long as any Loan or any Commitment of any Bank shall remain outstanding and until the payment in full of the Loans and the Notes, the expiration of all Letters of Credit, and the performance of all other obligations of Loan Parties under the Loan Documents, such Loan Party shall perform, comply with, and be subject to and bound by each of the terms and provisions of the Credit Agreement, Guaranty, Intercompany Subordination Agreement, Security Agreement, and each of the other Loan Documents jointly and severally with the other parties thereto. Each Loan Party hereby makes, affirms, and ratifies in favor of the Banks and the Agent the Credit Agreement, Guaranty, Intercompany Subordination Agreement, the Security Agreement, and each of the other Loan Documents to which it is a party given by it to Agent and any of the Banks.

Governing Law.

This Amendment No. 6 shall be deemed to be a contract under the laws of the Commonwealth of Pennsylvania and for all purposes shall be governed by and construed and enforced in accordance with the internal laws of the Commonwealth of Pennsylvania without regard to its conflict of laws principles.

Counterparts; Telecopy Signatures.

This Amendment No. 6 may be executed by different parties hereto in any number of separate counterparts, each of which, when so executed and delivered shall be an original and all such counterparts shall together constitute one and the same instrument. Each Loan Party acknowledges and agrees that a telecopy transmission to the Agent or any Bank of the signature pages hereof purporting to be signed on behalf of any Loan Party shall constitute effective and binding execution and delivery hereof by such Loan Party.

No Novation.

This Amendment amends and restates portions of the Credit Agreement, but is not intended to constitute, and does not constitute, a novation or satisfaction of the Obligations of the Loan Parties under the Credit Agreement. The Liens of Agent in the Collateral shall be deemed to be continuously granted and perfected from the earliest date of the granting and perfection of such Liens and to Agent. Nothing contained in this Amendment shall be deemed to waive, release, limit, adversely affect or impair, (i) any “Obligations” arising under or in connection with the Credit Agreement or other Loan Documents, including without limitation, the Obligations which are not due and payable under the Credit Agreement or other Loan Documents, or (ii) the Liens and other interests in the Collateral heretofore granted, pledged and/or assigned by Borrowers to Agent for the benefit of itself and Banks and such Liens shall not in any manner be impaired, limited, terminated, waived or released, but shall continue in full force and effect in favor of Agent for the benefit of itself and Banks.

[REMAINDER OF PAGE LEFT INTENTIONALLY BLANK]

[SIGNATURE PAGE 1 OF 5 TO AMENDMENT NO. 6 TO CREDIT AGREEMENT]

IN WITNESS WHEREOF, the parties hereto by their duly authorized officers have executed this Amendment No. 6 as of the day and year first written above.

BORROWERS:

UNITED REFINING COMPANY

By:
Title:

UNITED REFINING COMPANY OF PENNSYLVANIA

By:
Title:

KIANTONE PIPELINE CORPORATION

By:
Title:

COUNTRY FAIR, INC.

By:
Title:

GUARANTOR:

KWIK-FILL CORPORATION

By:
Title:

[SIGNATURE PAGE 2 OF 5 TO AMENDMENT NO. 6 TO CREDIT AGREEMENT]

AGENT AND BANKS:

PNC BANK, NATIONAL ASSOCIATION, individually and as Agent

By:
Title:

[SIGNATURE PAGE 3 OF 5 TO AMENDMENT NO. 6 TO CREDIT AGREEMENT]

MANUFACTURERS AND TRADERS TRUST COMPANY

By:
Title:

[SIGNATURE PAGE 4 OF 5 TO AMENDMENT NO. 6 TO CREDIT AGREEMENT]

GENERAL ELECTRIC CAPITAL CORPORATION

By:
Title:

[SIGNATURE PAGE 5 OF 5 TO AMENDMENT NO. 6 TO CREDIT AGREEMENT]

BANK LEUMI, USA

By:
Title:

By:
Title: